                                                                   EXHIBIT 99.29

Debtor: Ocean Development Co.                        Case Number:01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001









In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/  Nicholas J. Davison
-------------------------------------------
Nicholas J. Davison
Senior Vice President





/s/  Randall L. Talcott
-------------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS


  Attachment 1             Summary of Bank and Investment Accounts

  Attachment 2             Schedule of Receipts and Disbursements

  Attachment 3             Bank and Investment Account Statements

  Attachment 4             Income Statement

  Attachment 5             Balance Sheet

  Attachment 6             Summary of Due To/Due From Intercompany Accounts

  Attachment 7             Accounts Receivable Aging

  Attachment 8             Accounts Payable Detail

  Attachment 9             Notes to November Monthly Operating Report


             Summary Of Bank, Investment & Petty Cash Accounts     Attachment 1
                              Ocean Development Co.
Summary                      Case No: 01-10972 (EIK)                  UNAUDITED
Ocean Development Co.  For Period Of 23 October - 30 November. 2001

                                             Balances
                                ------------------------------------          Receipts &           Bank
                                   Opening               Closing              Disbursements        Statements       Account
  Account                       As Of 10/23/01        As Of 11/30/01          Included             Included         Reconciled
  -------                       --------------        --------------          --------             --------         ----------
  Ocean Development Co.           45,784.25             46,234.25               Yes                 No - Not         Yes
  City National Bank                                                                                Concentration
  Account # - 1604832                                                                               Account

  ODC Disbursements               62,585.95             62,588.98               Yes                 No - Not         Yes
  LaSalle Bank                                                                                      Concentration
  Account # - 5800156167                                                                            Account

  ODC Disbursements                9,436.91             13,784.74              Yes                  No - Not         Yes
  LaSalle Bank                                                                                      Concentration
  Account # - 5800156175                                                                            Account

  Ocean Development Co.              674.03                  0.00              Yes                  Not A Bank       Yes
  Petty Cash                                                                                        Account

                            Receipts & Disbursements             Attachment 2-1
                              Ocean Development Co.
R&D - City National          Case No: 01-10972 (EIK)                  UNAUDITED
Ocean Development Co.          City National Bank
                              Ocean Development Co.
                               Account # - 1604832
                         23 October 01 - 30 November 01

Opening Balance - 23 Oct 01

                                   45,784.25


Receipts

                                      450.00       From Ocean Development Co, Petty Cash
                                   ---------
                                      450.00       Total Receipts


Disbursements





                                   ---------
                                        0.00      Total Disbursements



Closing Balance - 30 Nov 01

                                  46,234.25

                            Receipts &. Disbursements            Attachment 2-2
                             Ocean Development Co.
R&D -LaSalle                 Case No: 01-10972 (EIK)                  UNAUDITED
ODC Disbursements                   LaSalle
                                ODC Disbursements
                             Account # - 5800156167
                         23 October 01 - 30 November 01

Opening Balance.-.23 Oct 01

                                   62,585.95


Receipts
                                        3.03      From Delta Queen. Steamboat Co. - LaSalle Wealth
                                                     Management - Account (TNE-043290)
                                  ----------
                                        3.03      Total Receipts


Disbursements







                                  ----------
                                         .00      Total Disbursements



Closing Balance - 30. Nov. 01

                                  62, 588.98

                            Receipts & Disbursements             Attachment 2-3
                              Ocean Development Co.
R&D -LaSalle                 Case No: 01-10972 (EIK)                  UNAUDITED
ODC Payroll                          LaSalle
                                   ODC Payroll
                             Account # - 5800156175
                         23 October 01 - 30 November 01

Opening Balance - 23 Oct 01
                                    9,436.91


Receipts
                                    50,000.00      From The Delta Queen Steamboat Co. - Hibernia -
                                                    Master Cash - Account (812-395-335)
                                    91,854.31      From American Classic Voyages Co. - LaSalle -
                                                    Payroll - Account (2369368)


                                  -----------
                                   141,854.31      Total Receipts


Disbursements
                                  (137,506.48)      Payroll


                                  -----------
                                  (137,506.48)      Total Disbursements



Closing Balance - 30 Nov 01

                                  13,784.74

                             Receipts & Disbursements            Attachment 2-4
                              Ocean Development Co.
R&D - Ocean Development Co    Case No: 01-10972 (EIK)                 UNAUDITED
Petty Cash                    Ocean Development Co.
                                   Petty Cash
                                 Account # - NA
                         23 October 01 - 30 November 01

Opening Balance -. 23 Oct 01
                                      674.03
Receipts




                                     -------
                                        0.00      Total Receipts


Disbursements
                                     (450.00)     To Ocean Development Co. - City. National Bank -
                                                   ODC -Account (1604832)
                                     (224.03)     Misc Expense

                                     -------
                                     (674.03)     Total Disbursements


Closing Balance - 30 Nov 01
                                        0.00


                  Concentration & Investment Account Statements    Attachment 3
                              Ocean Development Co.
Summary                      Case No: 01-10972 (EIK)
Ocean Development Co.     For Period Of 23 October - 30 November, 2001
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS                 Attachment 4
                                INCOME STATEMENT
                             Current Period: NOV-01

  currency USD
   Company=61 (ODC)

                                                               PTD-Actual
                                                               NOV-01
                                                               -----------
  Revenue
   Gross Revenue                                                      0.00
   Allowances                                                         0.00
                                                               -----------
   Net Revenue                                                        0.00

  Operating Expenses
   Air                                                                0.00
   Hotel                                                              0.00
   Commissions                                                        0.00
   Onboard Expenses                                                   0.00
   Passenger Expenses                                                 0.00
   Vessel Expenses                                                    0.00
   Layup/Drydock Expense                                              0.00
   Vessel Insurance                                                   0.00
                                                               -----------
   Total Operating Expenses                                           0.00
                                                               -----------
   Gross Profit                                                       0.00
  SG&A Expenses
   General and Admin Expenses                                     1,357.64
     Sales & Marketing                                                0.00
     Pre-Opening Costs                                                0.00
                                                               -----------
   Total SG&A Expenses                                            1,357.64
                                                               -----------
    EBITDA                                                       (1,357.64)
    Depreciation                                                274,465.86
                                                               -----------
    Operating Income                                           (275,823.50)
    Other Expense/(Income)
    Interest Income                                                   0.00
    Interest Expense                                                  0.00
    Equity in Earnings for Sub                                        0.00
                                                               -----------
    Total Other Expense/(Income)                                      0.00
                                                               -----------
    Net Pretax Income/(Loss)                                   (275,823.50)
                                                               -----------
    Income Tax Expense                                                0.00
                                                               -----------
    Net Income/(Loss)                                          (275,823.50)
                                                               -----------


                              AMCV US SET OF BOOKS                 Attachment 5
                                  BALANCE SHEET
                             Current Period: NOV-01

  currency USD
   Company=61 (ODC)

                                                               YTD-Actual                YTD-Actual
                                                               NOV-01                    OCT-01
                                                               -----------               ------------
ASSETS
      Cash and Equivalent                                       122,287.97                 118,106.14
      Restricted Cash                                                 0.00                       0.00
      Marketable Securities                                           0.00                       0.00
      Accounts Receivable                                           936.56                 151,000.00
      Inventories                                                     0.00                       0.00
      Prepaid Expenses                                                0.00                   2,428.25
      Other Current Assets                                            0.00                  12,086.31
                                                               -----------               ------------
              Total Current Assets                              123,224.53                 283,620.70
      Fixed Assets                                                    0.00                 475,030.49
      Accumulated Depreciation                                        0.00                (200,064.63)
                                                               -----------               ------------
              Net Fixed Assets                                        0.00                 274,965.86
      Net Goodwill                                                    0.00                       0.00
      Intercompany Due To/From                                 (489,475.74)               (661,080.60)
      Net Deferred Financing Fees                                     0.00                       0.00
      Net Investment in Subsidiaries                                  0.00                       0.00
      Other Non Current Assets                                        0.00                       0.00
                                                               -----------               ------------
              Total Other Assets                               (489,475.74)               (661,080.60)
                                                               -----------               ------------
              Total Assets                                     (366,251.21)               (102,494.04)
                                                               -----------               ------------


                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01
  currency USD
  Company=61 (ODC)


                                                               YTD-Actual                YTD-Actual
                                                               NOV-01                    OCT-01
                                                               -----------               ------------
  LIABILITIES
        Accounts Payable                                               0.00                  8,352.05
        Accrued Liabilities                                       16,521.90                  4,455.57
        Deposits                                                       0.00                      0.00
                                                               ------------              ------------
               Total Current Liabilities                          16,521.90                 12,807.62
        Long Term Debt                                                 0.00                      0.00
        Other Long Term Liabilities                                    0.00                      0.00
                                                               ------------              ------------
               Total Liabilities                                  16,521.90                 12,807.62

  OTHER
         Liabilities Subject to Compromise                         8,352.05                      0.00
                                                               ------------              ------------
                Total Other                                        8,352.05                      0.00

   OWNER'S EQUITY
         Common Stock                                                  1.00                      1.00
         Add'l Paid In Capital                                        99.00                     99.00
         Current Net Income (Loss)                              (310,747.11)               (34,923.61)
         Retained Earnings                                       (80,478.05)               (80,478.05)
                                                               ------------              ------------
                Total Owner's Equity                            (391,125.16)              (115,301.66)
                                                               ------------              ------------
                Total Liabilities & Other &                     (366,251.21)              (102,494.04)
                                                               ------------              ------------


[GRAPHIC OMITTED]

                         Ocean Development Co. 01-10972            Attachment 6
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                                        BEGINNING                                                 ENDING
  AFFILIATE NAME                           CASE NUMBER  BALANCE                 DEBITS          CREDITS           BALANCE
American Classic Voyages Co.               01-10954     (206,279,086.33)          1,663.99      160,075.11        (206,437,497.45)
AMCV Cruise Operations, Inc.               01-10967       (1,587,327.53)          11,084.55       34,184.20         (1,610,427.18)
The Delta Queen Steamboat Co.              01-10970       (2,368,265.38)         150,000.00           28.03         (2,218,293.41)
Great Pacific NW Cruise Line, L.L.C        01-10977       24,185,738.20                  --              --         24,185,738.20
Cruise America Travel, Incorporated        01-10966          (15,996.19)                 --              --            (15,996.19)
Cape Cod Light, L.L.C                      01-10962       13,075,170.55           69,149.12              --         13,144,319.67
Cape May Light, L.L.C                      01-10961       14,604,239.22              528.00              --         14,604,767.22
Project America, Inc.                      N/A              (121,769.93)                 --              --           (121,769.93)
Oceanic Ship Co.                           N/A            16,588,600.15                  --              --         16,588,600.15
Project America Ship I, Inc,               N/A            88,694,801.98           74,420.35              --         88,769,222.33
Project America Ship II, Inc.              N/A            53,705,913.72           59,046.19              --         53,764,959.91
Cat 11, Inc. (Footnote # )                 01-10968         (361,750.01)                 --              --           (361,750.01)
Great Hawaiian Properties Corporation      01-10971         (780,707.24)                 --              --           (780,707.24)
Cat II, Inc.                               01-10968             (641.81)                 --              --               (641.81)
                                                         -------------------------------------------------------------------------
                                                            (661,080.60)         365,892.20      194,287.34           (489,475.74)
                                                         =========================================================================

                              Ocean Development Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 7


                                 Not Applicable

                              Ocean Development Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 8


                                 Not Applicable

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER: 01-10972 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                      AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values; net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal. income and payroll taxes due and owing have been paid.


1. Excludes $187,057.12 of costs capitalized to ship construction projects during the period. Amounts should have remained in- Debtor income statement as expenses, and will be adjusted accordingly in January 2002 financial statements.